Exhibit 10.2

CONFIDENTIAL

CERTAIN MATERIAL (INDICATED BY ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

RESEARCH LICENSE AND OPTION AGREEMENT

Dated April 27, 2012

By and Between

Ligand Pharmaceuticals Incorporated

and

Ares Trading SA

THIS RESEARCH LICENSE AND OPTION AGREEMENT (the “Agreement”) is dated as of April 27, 2012 (the “Effective Date”) by and between Ligand Pharmaceuticals Incorporated, a corporation organized under the laws of the US state of Delaware having its place of business at 11085 North Torrey Pines Road, La Jolla, California 92037, USA (“Ligand”), and ARES Trading SA, a corporation organized under Swiss law having a place of business at Zone Industrielle de l’Ouriettaz, 1170 Aubonne SWITZERLAND (“Merck”). Ligand and Merck may be referred to herein as a “Party” or, collectively, as “Parties”.

CONFIDENTIAL

WHEREAS, Merck is engaged in the research, development, manufacturing and commercialization of pharmaceutical products; and

WHEREAS, Ligand is engaged in the research and development of pharmaceutical products and Controls rights to proprietary technology known as [***] and to the Compounds (as hereinafter defined); and

WHEREAS, Ligand is seeking a partner with the objective to out-license the Compounds;

WHEREAS, Merck desires to undertake a Feasibility Study pertaining to Ligand’s proprietary Compounds, for the purpose of determining whether to enter into a license agreement with Ligand pertaining to such technology and Compounds;

NOW, THEREFORE, it is agreed as follows:

ARTICLE 1 Definitions

1.1	“Affiliate” means a Person or entity that controls, is controlled by or is under common control with a Party, but only for so long as such control exists. For the purposes of this Section 1.1, the word “control” (including, with correlative meaning, the terms “controlled by” or “under common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct the management and policies of such Person or entity, whether by the ownership of [***] of the voting stock of such entity, or by contract or otherwise.

1.2	“Completion of Compound Transfer Date” has the meaning set forth in Section 3.1.

1.3

“Compounds” means Ligand’s proprietary [***] set forth on Schedule 1.3 and any other [***] of such compounds. Compounds not listed on Schedule 1.3 but delivered by Ligand as provided in Section 3.1 shall be included in the definition of Compounds.

1.4	“Confidential Information” of a Party means information relating to the business, operations and products of a Party or any of its Affiliates, including but not limited to, any technical information, Know-How, trade secrets, or inventions (whether patentable or not), not known or generally available to the public, that such Party discloses to the other Party under this Agreement, or otherwise becomes known to the other Party by virtue of this Agreement or that relates to this Agreement. Feasibility Study Results shall be regarded as Confidential Information of Merck.

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1.5	“Controlled” or “Controls” means, with respect to (a) Patent Rights, (b) Know-How or (c) biological, chemical or physical material, that a Party or one of its Affiliates owns or has a license or sublicense to such Patent Rights, Know-How or material (or in the case of material, has the right to physical possession of such material) and has the ability to grant a license or sublicense to, or assign its right, title and interest in and to, such Patent Rights, Know-How or material as provided for in this Agreement without violating the terms of any agreement or other arrangement with any Third Party.

1.6	“Feasibility Study Results” means all data generated by Merck in the conduct of the Feasibility Study.

1.7	“Feasibility Study” means the activities set forth in the Research Plan.

1.8	“Feasibility Study Term” has the meaning set forth in Section 2.3.

1.9	“Field” means all prophylactic, palliative, therapeutic or diagnostic uses in humans or animals, in connection with Compounds and Research Plan (as set forth on Exhibit A).

1.10	“Governmental Body” means any: (a) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or entity and any court or other tribunal); (d) multi-national or supranational organization or body; or (e) individual, entity, or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.

1.11

“Know-How” means any scientific or technical information, results and data of any type whatsoever, in any tangible or intangible form whatsoever, that is not in the public domain or otherwise publicly known, including, without limitation, discoveries, inventions, trade secrets, databases, practices, protocols, regulatory filings, methods, processes, techniques, software, works of authorship, plans, concepts, ideas, biological and other materials, reagents, specifications, formulations, formulae, data (including, but not limited to, pharmacological, biological, chemical, toxicological, clinical and analytical information, quality control, trial and stability data), case reports forms, data analyses, reports, studies and procedures, designs for experiments and tests and results of experimentation and testing (including results of research or development), summaries and information contained in submissions to and information from ethical committees,

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the FDA or other Regulatory Authorities, and manufacturing process and development information, results and data, whether or not patentable, all to the extent not claimed or disclosed in a patent or patent application. The fact that an item is known to the public shall not be taken to exclude the possibility that a compilation including the item, and/or a development relating to the item, is (and remains) not known to the public. “Know-How” includes any rights including copyright, trade-secret, database or design rights protecting such Know-How. “Know-How” excludes Patent Rights.

1.12	“Law” or “Laws” means all applicable laws, statutes, rules, regulations, ordinances and other pronouncements having the binding effect of law of any Governmental Body.

1.13	“License Agreement” has the meaning set forth in Section 4.2.

1.14	“Ligand Know-How” means all the Know-How that relates to the Compounds and (a) is Controlled by Ligand and any of its Affiliates as of the Effective Date, including but not limited to the Know-How listed on Schedule 1.14 hereto or, (b) is developed or acquired by Ligand and any of its Affiliates during the Feasibility Study Term, but not in connection with the Feasibility Study.

1.15	“Ligand Patent Rights” means all Patent Rights that are Controlled by Ligand claiming or covering or relating to the Compounds including but not limited to the patent applications listed on Schedule 1.15 hereto.

1.16	“Option” has the meaning set forth in Section 4.1.

1.17	“Option Expiration Date” has the meaning set forth in Section 4.1.

1.18	“Option Fee” has the meaning set forth in Section 5.2.

1.19	“Patent Right” means: (a) an issued or granted patent, including any extension, supplemental protection certificate, registration, confirmation, reissue, reexamination, or renewal thereof; (b) a pending patent application, including any continuation, divisional, continuation-in-part, substitute or provisional application thereof; and (c) all counterparts or foreign equivalents of any of the foregoing issued by or filed in any country or other jurisdiction.

1.20	“Person” means any natural person, corporation, firm, business trust, joint venture, association, organization, company, partnership or other business entity, or any government or agency or political subdivision thereof.

1.21	“Product” means any pharmaceutical product, in any dosage form, formulation, presentation or package configuration that is commercialized or undergoing research or pre-clinical or clinical development that contains, incorporates or comprises, in part or in whole, a Compound.

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1.22	“Research License” has the meaning set forth in Section 2.1.

1.23	“Research Plan” has the meaning set forth in Section 2.2.

1.24	“Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

1.25	“Term” has the meaning set forth in Section 8.1.

1.26	“Third Party” means any Person other than Merck and its Affiliates or Ligand and its Affiliates.

ARTICLE 2 Research License and Feasibility Study

2.1	Research License.

a) Subject to the terms and conditions of this Agreement, Ligand hereby grants to Merck and its Affiliates an exclusive, worldwide, royalty-free license, with a right to sublicense to Third Parties, under the Ligand Patent Rights and the Ligand Know-How to perform or have performed experiments in the Field in compliance with the Research Plan during the Feasibility Study Term (the “Research License”).

b) For the avoidance of doubt, nothing in this Agreement shall be construed as precluding Merck, during and after the Feasibility Study Term, to separately conduct (without use of Ligand Patent Rights and Ligand Know-How, and subject to limitations imposed by Sections 3.2 and 7) other projects with compounds with mode of action similar to the Compound.

2.2

Research Plan. The activities of Merck for the Feasibility Study are set forth in a preclinical research plan (the “Research Plan”), which is set forth as Exhibit A hereto. The Parties acknowledge that Merck formulated and will conduct the Research Plan at its own decision, at its own costs and under its sole responsibility and will assume all effects and consequences except for those arising from Ligand’s [***].

2.3	Feasibility Study Term. The Feasibility Study shall be deemed complete at the earlier to occur of (a) the date by which Merck or one of its Affiliates has

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completed its activities under the Research Plan and its evaluation of the Compounds (in this case, Merck will provide written notice of such completion to Ligand within [***] days) and (b) [***] months from the [***] which can be extended by up to [***] months, upon both Parties’ agreement; such agreement being not unreasonably withheld or delayed by a Party (the “Feasibility Study Term”).

2.4	Exclusivity. During the Term, Ligand [***].

ARTICLE 3 Research License Fee and Transfer of the Compounds

3.1	Transfer of the Compounds. Within [***] days following the Effective Date, Ligand shall transfer to Merck, [***] of each Compound and any Ligand Know-How required in order to conduct the Feasibility Study as set out in the Research Plan. [***]. Merck shall confirm in writing, within a reasonable time [***] days after the transfer, the receipt of all of such Compounds and Ligand Know-How (such date of confirmation, the “Completion of Compound Transfer Date”). [***]. Except as otherwise provided under this Agreement, all Compounds delivered to Merck [***], will be used and consumed only in the furtherance of the activities expressly contemplated by this Agreement, will not be used or delivered to or for the benefit of any Third Party without the prior written consent of Ligand, and will be stored, used and disposed of in compliance with all Laws, including environmental Laws. Merck [***] request that Ligand provides[***]. Ligand shall deliver the [***] but no longer than [***] months from receipt of Merck’s request. In case, because of [***], the actual delivery date of the [***] exceeds [***] months from receipt of Merck’s request and is not compatible with the planning of the Feasibility Study conducted by Merck, Parties will agree in good faith on the extension of the Feasibility Study Term (i.e. in no event shall such request or compliance therewith extend the feasibility period of [***] months except if agreed by the Parties). [***].

3.2	Merck shall not attempt to reverse engineer, derivatize, deconstruct or in any way determine the structure or composition of the Compounds during the Feasibility Study Term or after the Feasibility Study Term until and unless the License Agreement is executed by the Parties and remains in effect. Merck expressly acknowledges that the Compounds are supplied in circumstances imparting an obligation of confidence and are subject to Article 7 hereunder. Merck agrees to keep the Compounds secure and safe from loss, damage, theft, misuse and unauthorized access and shall procure that the Compounds shall be made available only to employees on a need to know basis

3.3	Disposition and Use of Compounds. In the event that Merck fails to execute the Option, the Compounds may no longer be used by Merck for any purpose, and shall be destroyed by Merck, or at Ligand’s option returned to Ligand, at Ligand’s cost and expense.

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ARTICLE 4 Option for a license

4.1	Grant of Option. Ligand hereby grants to Merck an exclusive option to a license under the Ligand Patent Rights and Ligand Know-How to research, develop and commercialize Products in the Field (the “Option”). Merck may exercise the Option by written notice to Ligand at any time before the end of the Feasibility Study Term (the “Option Expiration Date”). In the event that Merck fails to exercise the Option on or prior to the Option Expiration Date, the Option shall automatically terminate without any further obligations for the Parties except as provided in Section 8.5.

4.2	License Agreement. In the event that Merck exercises the Option on or prior to the Option Expiration Date, the Parties shall execute the license agreement (“License Agreement”) attached as Exhibit B within [***] from the date on which Ligand receives the Option exercise notice issued by Merck.

4.3	Standstill. Anything to the contrary notwithstanding, Ligand agrees that it will not, during the Term, negotiate and/or execute an agreement with any Third Party with respect to the granting of any rights under the Ligand Patent Rights and Ligand Know-How.

ARTICLE 5 Financial Provisions

5.1	Research License Fee. Within [***] days of the Effective Date and the receipt of a corresponding invoice from Ligand Merck shall pay, or cause to be paid, to Ligand:

(i) [***]; and

(ii) [***] corresponding to the [***].

5.2	Option Fee. In case of exercise of the Option by Merck as provided in Section 4.1, Merck shall pay, or cause to be paid to Ligand a one-time, non-refundable fee of [***] (the “Option Fee”), within [***] days following the date of execution of the License Agreement by the Parties. Payment of the Option Fee shall include any withholding tax obligations set forth in Section 5.3.

5.3	Taxes.

(a) Withholding Tax. Ligand shall be responsible for the payment of any and all Taxes levied on account of the royalties and other payments paid to Ligand by Merck under this Agreement. If applicable Law requires that Taxes be deducted and withheld from royalties or other payments paid under this Agreement, Merck shall (i) deduct those Taxes from the payment; (ii) pay the Taxes to the proper Governmental Body; (iii) send

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evidence of the obligation together with proof of Tax payment to Ligand within [***] days following such payment; (iv) remit the net amount, after deductions or withholding made under this Section 5.3(a) and (v) cooperate with Ligand in any way reasonably requested by Ligand, to obtain available reductions, credits or refunds of such Taxes; provided, however, [***]. Assuming that Ligand is the beneficial owner of the Ligand Patent Rights and Ligand Know-How, the cooperation referred to in subparagraph (v) of the foregoing sentence shall include, without limitation, that Ligand shall provide Merck with a written confirmation from the competent tax authority that Ligand has its residence in USA together with any required tax application form which would allow the Parties to benefit from the reduced withholding Tax rate set forth in the Double Taxation Convention existing between USA and Switzerland or in case of any assignments with the respective country of residence of the company to which the contract has been assigned.

(b) Value Added Tax. Without prejudice to Article 5.1 (ii), all remuneration amounts set under this Agreement are net amounts. Value added tax, if applicable, will have to be added on those amounts. Merck is entitled to receive a proper tax invoice if value added tax is applicable.

ARTICLE 6 Representations and Warranties; Intellectual Property

6.1	Representations and Warranties of the Parties.

(a)	Corporate Power. Each Party hereby represents and warrants that such Party is duly organized and validly existing under the laws of the state of its incorporation.

(b)	Due Authorization. Each Party hereby represents and warrants that such Party is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder.

(c)	Binding Agreement. Each Party hereby represents and warrants that this Agreement is a legal and valid obligation binding upon it and is enforceable in accordance with its terms; and that the execution, delivery and performance of this Agreement by such Party does not conflict with any agreement, instrument or commitment, oral or written, to which it is a Party or by which it may be bound, nor violate any Law.

6.2	Further Representations of Ligand. Ligand hereby represents and warrants, as of the Effective Date that:

(a) the Compounds, the Ligand Patent Rights and the Ligand Know-How are Controlled by Ligand;

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(b) Ligand will not transfer the Compounds, the Ligand Patent Rights or the Ligand Know-How to any Third Party during the Term of the Agreement;

(c) Ligand has not received written notice from any Third Party claiming that the research, manufacture, use or sale of the Compounds infringes the Patent Rights or Know-How of any Third Party;

(d) the exercise of the rights granted to Merck hereunder will not to the best of the knowledge of Ligand infringe any intellectual property rights of any Third Party such as but not limited to [***];

(e) Ligand is not, to the best of its knowledge, party to any legal action, suit or proceeding relating to the Compounds, Ligand Patent Rights or the Ligand Know-How; and

(f) Ligand has the full right to grant to Merck the licenses and rights granted to Merck hereunder and has not granted any rights to the Compounds, the Ligand Patent Rights and the Ligand Know-How to any Third Party as of the Effective Date.

6.3	Feasibility Study Results. [***].

6.4	Intellectual Property Generated in Conduct of Feasibility Study. [***].

6.5	Exclusion of Liability. Except if arising from a breach by Ligand of any of its obligations (including its representations under Section 6.2) under this Agreement or from the negligence or willful misconduct from Ligand, [***]. For the avoidance of doubt, in case the same damage arises from both parties’ breach, negligence or willful misconduct, each party will be responsible in proportion of its contribution in such damage. The terms of this clause shall survive termination of this Agreement for whatever reason.

ARTICLE 7 Confidentiality

7.1	Use of Confidential Information. During the Term and for [***] years thereafter, unless otherwise agreed upon by the Parties, neither Party shall use the other Party’s Confidential Information except solely for the purposes contemplated in this Agreement.

7.2

Disclosure of Confidential Information. During the Term and for [***] years thereafter, except as set forth in this Section 7.2, neither Party shall directly or indirectly publish, disseminate or otherwise disclose, deliver or make available to any person outside its organization any of the other Party’s Confidential Information. Each Party may disclose the other Party’s Confidential Information

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to Affiliates and persons within its organization and to consultants who have a need to receive such Confidential Information in order to further the purposes of this Agreement, provided that such persons are bound to protect the confidentiality of such Confidential Information.

7.3	Release from Restrictions. Notwithstanding the provisions of Section 7.1 and 7.2, a Party shall not be prevented from using or disclosing Confidential Information of the other Party which (a) was known by the receiving Party or its Affiliates other than under an obligation of confidentiality, prior to its date of disclosure to the receiving Party, as demonstrated by competent written records, (b) either before or after its date of disclosure to the receiving Party is lawfully disclosed to the receiving Party or its Affiliates by Third Party rightfully in possession of the Confidential Information, but only to the extent of the rights obtained from such Third Party, (c) either before or after the date of disclosure to the receiving Party becomes published or otherwise part of the public domain through no fault or omission on the part of the receiving Party or its Affiliates or its authorized disclosees as set forth under Section 7.2, or (d) is independently developed by the receiving Party or its Affiliates without any use of the Confidential Information of the disclosing Party as demonstrated by competent written records. In addition, the receiving Party may make such disclosures as are reasonably necessary to comply with Laws, provided that the receiving Party provides written notice of such disclosure to the other Party and takes all reasonable actions to avoid and/or minimize the degree of such disclosure.

7.4

Publicity. Parties may make public announcements with respect to this Agreement solely to the extent mandatorily required by applicable Laws. For the avoidance of doubt, the Parties agree that [***] shall not be disclosed by any Party. However the structure or type of the Agreement (e.g. Research Licence/Feasibility Study and Option Agreement) may be disclosed if required by applicable Laws. Such announcement shall be provided in advance to the other Party for prompt review and comment and shall also not contain confidential technical or business information or, if disclosure of confidential technical or business information is required by Law, shall make reasonable efforts to minimize such disclosure and obtain confidential treatment for any such information which is disclosed to a Governmental Body. Ligand shall be authorized to make the public announcement set forth in Exhibit 7.4 (Form 8-K) and to repeat its content in other acceptable contexts notified to Merck.

7.5	Return of Confidential Property. In addition to the requirements of Section 3.2, all physical material containing Confidential Information shall be returned to the disclosing Party, at the disclosing Party’s cost, or at the disclosing Party’s option destroyed by the receiving Party, prior to or immediately upon the termination of this Agreement, provided however, that the receiving Party may retain one copy of written materials containing Confidential Information strictly for use as a record of information disclosed by the disclosing party, and to be used for no other purpose without the disclosing Party’s written consent.

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ARTICLE 8 Term and Termination

8.1	Term. The term of this Agreement shall commence on the Effective Date and, unless earlier terminated as provided in this Article 8, shall continue in force and effect until the earlier of (a) Merck’s failure to exercise the Option on or prior to the Option Expiration Date; or (b) the execution of the License Agreement (the “Term”).

8.2	Termination For Convenience. Merck may terminate this Agreement upon a sixty (60) days’ prior written notice to Ligand at any time during the Term. Upon any such termination, Merck shall have no further obligation to Ligand, other than as expressly provided under Section 8.5. In addition, the provisions of Articles 2 and 4 and Section 3.1 shall terminate immediately and Merck shall promptly return to Ligand, or at Ligand’s option destroy, the remaining quantities of the Compounds provided by Ligand to Merck.

8.3	Termination For Material Breach. Upon any material breach of this Agreement by a Party, the other Party may terminate this Agreement by providing a thirty (30) days’ written notice to the breaching Party, specifying the material breach. The termination shall become effective at the end of the thirty (30) days’ period unless the breaching Party cures such breach during such thirty (30) days’ period.

8.4	Consequence of Termination. In case of termination of this Agreement, (a) Merck shall promptly return to Ligand, or at Ligand’s option destroy, the remaining quantities of the Compounds provided by Ligand to Merck and (b) the Research License granted to Merck, as well as the rights granted to Merck under Article 4 shall terminate.

8.5	Survival. Upon expiration or termination of this Agreement for any reason, nothing in this Agreement shall be construed to release either Party from any obligations that matured prior to the effective date of expiration or termination. Articles 6 and 7 and Sections 2.1 b), 3.2, 3.3, 5.3 and 9.8 shall expressly survive any such expiration or termination.

ARTICLE 9 Miscellaneous

9.1	Relationship of Parties. Nothing in this Agreement or in the course of business between Merck and Ligand shall make or constitute either Party a partner, employee or agent of the other. Neither Party shall have any right nor authority to commit or legally bind the other Party in any way whatsoever including, without limitation, the making of any agreement, representation or warranty and each Party agrees to not purport to do so.

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9.2	Notices and Deliveries. Any notice, request, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, transmitted by facsimile (receipt verified) or by express courier service (signature required) to the Party to which it is directed at its address or facsimile number shown below or such other address or facsimile number as such Party shall have last given by notice to the other Party.

If to Merck:

Merck Serono SA

9 chemin des Mines

1202 Geneva

Switzerland

Attn: Pascale Gaillard

Facsimile: +41 22 4149565

With a copy to:

Merck Serono S.A.-Geneva

9, Chemin des Mines

1202 Geneva

Switzerland

Attn: Legal Department

Facsimile: +41 22 414 3070

If to Ligand:

Ligand Pharmaceuticals Incorporated

Attention: General Counsel

11085 North Torrey Pines Road

La Jolla, CA 92037

Facsimile: 858-550-5658

9.3

Assignment. This Agreement may not be assigned by either Party without the prior written consent of the other Party, except that either Party may assign this Agreement to any of its Affiliates or to a successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement, with prompt written notice to the other Party of any such assignment. Notwithstanding the foregoing, without Merck’s prior written consent (which Merck agrees that it shall not unreasonably withhold or delay), [***]. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective lawful successors and assigns.

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9.4	Waiver. A waiver by either Party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any other term or condition hereof. All rights, remedies, undertakings, obligations and agreements contained in or available upon violation of this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either Party.

9.5	Performance by Affiliates. Merck shall have the right to have any of its obligations hereunder performed, or its rights hereunder exercised, by, any of its Affiliates and the performance of such obligations by any such Affiliate(s) shall be deemed to be performance by Merck; provided, however, that Merck shall be responsible for ensuring the performance of its obligations under this Agreement and that any failure of any Affiliate performing obligations of Merck hereunder shall be deemed to be a failure by Merck to perform such obligations.

9.6	Entire Agreement. This Agreement and the schedules and exhibits hereto constitute and contain the entire understanding and agreement of the Parties respecting the subject matter hereof and cancel and supersede any and all prior or contemporaneous negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter; provided that any existing nondisclosure/nonuse agreement shall remain unchanged and in full force and effect for confidential information exchanged before the Effective Date. No waiver, modification or amendment of any provision of this Agreement shall be valid or effective unless made in writing referencing this Agreement and signed by a duly authorized officer of each Party.

9.7	Severability. When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement. The Parties shall make a good faith effort to replace the invalid or unenforceable provision with a valid one which in its economic effect is most consistent with the invalid or unenforceable provision.

9.8

Force Majeure. Neither Party shall be liable to the other Party or be deemed to have breached or defaulted under this Agreement for failure or delay in the performance of any of its obligations under this Agreement for the time and to the extent such failure or delay is caused by or results from any reason which is reasonably unforeseeable and unpreventable and beyond the control of the respective Party. The Party affected by force majeure shall provide the other Party with full particulars thereof as soon as it becomes aware of the same

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(including its best estimate of the likely extent and duration of the interference with its activities), and will use diligent efforts to overcome the difficulties created thereby and to resume performance of its obligations hereunder as soon as practicable.

9.9	Governing Law and Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the Laws of New York, excluding application of any conflict of Laws principles that would require application of the Law of a jurisdiction outside of New York and will be subject to the exclusive jurisdiction of the courts of New York.

9.10	No Implied License. No right or license is granted to Merck hereunder by implication, estoppel, or otherwise to any know-how, patent or other intellectual property right owned or controlled by Ligand or its Affiliates. No right or license is granted to Ligand hereunder by implication, estoppel, or otherwise to any know-how, patent or other intellectual property right owned or controlled by Merck or its Affiliates.

9.11	Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. A facsimile or a portable document format (PDF) copy of this Agreement, including the signature pages, will be deemed an original.

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IN WITNESS WHEREOF, Merck and Ligand have caused this Agreement to be signed and executed under seal by its duly authorized officers as of the Effective Date.

LIGAND PHARMACEUTICALS INCORPORATED		ARES TRADING SA

By:	/s/ Charles Berkman	By:	/s/ Cedric Hyde
Name:	Charles Berkman	Name:
Title:	Vice President, General Counsel and Secretary	Title:

By:	/s/ Cedric Hyde
Name:
Title:

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EXHIBIT A:

RESEARCH PLAN

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EXHIBIT B

TERMS OF LICENSE AGREEMENT (“LICENSE AGREEMENT”)

SCHEDULE 1.3

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SCHEDULE 1.14

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SCHEDULE 1.15

[***]

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EXHIBIT 7.2

Form of Announcement

On April     , 2012, Ligand Pharmaceuticals Incorporated licensed certain rights to an undisclosed anti-inflammatory research program to Merck KGaA. Ligand will receive [***]. Additional future potential payments and other terms of the agreement are not disclosed.

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Exhibit B of 10.2

CERTAIN MATERIAL (INDICATED BY ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

LICENSE AGREEMENT

Dated             , 201

By and Between

Ligand Pharmaceuticals Incorporated

And

ARES Trading SA

CONFIDENTIAL

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (the “Agreement”) is dated as of             , 201 (the “Effective Date”) by and between Ligand Pharmaceuticals Incorporated, a corporation organized under the laws of the US state of Delaware having its place of business at 11085 North Torrey Pines Road, La Jolla, CA 92037, USA (“Licensor”), and ARES Trading SA, an organization organized under Swiss law having a place of business at Zone Industrielle de l’Ouriettaz, 1170 Aubonne, acting through its pharmaceutical division Merck Serono Switzerland(including all of its Affiliates, “Merck”). Licensor and Merck may be referred to herein as a “Party” or, collectively, as “Parties.”

RECITALS:

WHEREAS, Licensor is a pharmaceutical company engaged in the discovery and development of the Compound (as hereinafter defined);

WHEREAS, Merck, through its Merck Serono division and its Affiliates (as hereinafter defined) are engaged in the research, development, manufacturing and commercialization of pharmaceuticals products, and Merck is interested in developing and commercializing products containing or comprising the Compound; and

WHEREAS, Merck desires to license from Licensor and Licensor wishes to license to Merck, on an exclusive basis, the right to develop and commercialize products comprising the Compound.

NOW, THEREFORE, in consideration of the various promises and undertakings set forth herein, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

Unless otherwise specifically provided herein, the following terms shall have the following meanings:

1.1	“Adverse Event” means any serious untoward medical occurrence in a patient or subject who is administered a Licensed Product, but only if and to the extent that such serious untoward medical occurrence is required under applicable Laws to be reported to the FDA or any other Regulatory Authority. For the purpose of Section 4.3 of this Agreement, Adverse Events are limited to those culminating in death or permanent disability of a patient or subject to which is administered a Licensed Product.

CONFIDENTIAL

1.2	“Affiliate” means a Person or entity that controls, is controlled by or is under common control with a Party, but only for so long as such control exists. For the purposes of this Section 1.2, the word “control” (including, with correlative meaning, the terms “controlled by” or “under common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct the management and policies of such Person or entity, whether by the ownership of at [***] of the voting stock of such entity, or by contract or otherwise.

1.3	“[***]” means [***] provided however that [***].

1.4	“[***]” means [***], provided however that [***].

1.5	“Change of Control” means

(a) a transaction or series of related transactions that results in the sale or other disposition of all or substantially all of a Party’s assets; or

(b) a merger or consolidation in which a Party is not the surviving corporation or in which, if a Party is the surviving corporation, the shareholders of such Party immediately prior to the consummation of such merger or consolidation do not, immediately after consummation of such merger or consolidation, possess [***] of the voting power of all of the Party’s outstanding stock and other securities and the power to elect [***] of the members of the Party’s board of directors; or

(c) a transaction or series of related transactions (which may include without limitation a tender offer for a Party’s stock or the issuance, sale or exchange of stock of a Party) if the shareholders of such Party immediately prior to the initial such transaction do not, immediately after consummation of such transaction or any of such related transactions, own stock or other securities of the entity that possess [***] of the voting power of all of the Party’s outstanding securities and the power to elect [***] of the members of the Party’s board of directors.

1.6	“Clinical Trial” means a clinical trial in human subjects that has been approved by a Regulatory Authority and is designed to measure the safety and/or efficacy of a Licensed Product. Clinical Trials shall include Phase I Trials, Phase II Trials and Phase III Trials.

1.7	“[***]” means a product containing the [***] together with [***], or with [***].

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CONFIDENTIAL

1.8	“Commercialization” or “Commercialize” means any and all activities undertaken at any time for a particular Licensed Product and that relate to the marketing, promoting, distributing, importing or exporting for sale, offering for sale, and selling of the Licensed Product, and interacting with Regulatory Authorities regarding the foregoing.

1.9	“Commercially Reasonable Efforts” means, (a) with respect to the efforts to be expended by any Party with respect to any objective, such reasonable, diligent, and good faith efforts as any Party would normally use to accomplish a similar objective under similar circumstances, and (b) with respect to any objective relating to Development or Commercialization of a Licensed Product by Merck, the application [***], consistent with the exercise of its prudent scientific and business judgment, of diligent efforts and resources to fulfill the obligation in issue, [***] would devote to a product at a similar stage in its product life as the Licensed Product and having profit potential and strategic value comparable to that of the Licensed Product, taking into account, without limitation, commercial, legal and regulatory factors, target product profiles, product labeling, past performance, the regulatory environment and competitive market conditions in the therapeutic area, safety and efficacy of the Licensed Product, the strength of its proprietary position and such other factors [***]. Commercially Reasonable Efforts will not mean that Merck commits that it will actually accomplish the applicable task.

1.10	“Competing Product” means any pharmaceutical product in any dosage form, formulation, presentation or package configuration which exhibits therapeutic or prophylactic activity which is similar to that exhibited by the Licensed Product and the method of action of which is [***].

1.11	“Compounds” means [***].

1.12	“Compulsory License” means a compulsory license under Licensor Technology obtained by a Third Party through the order, decree, or grant of a competent Governmental Body or court, authorizing such Third Party to develop, make, have made, use, sell, offer to sell or import a Competing Product or Licensed Product in any country.

1.13	“Confidential Information” of a Party means information relating to the business, operations and products of a Party or any of its Affiliates, including but not limited to, any technical information, Know-How, trade secrets, or inventions (whether patentable or not), not known or generally available to the public, that such Party discloses to the other Party under this Agreement, or otherwise becomes known to the other Party by virtue of or that relates to this Agreement.

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CONFIDENTIAL

1.14	“Controlled” means, with respect to (a) Patent Rights, (b) Know-How or (c) biological, chemical or physical material, that a Party or one of its Affiliates owns or has a license or sublicense to such Patent Rights, Know-How or material (or in the case of material, has the right to physical possession of such material) and has the ability to grant a license or sublicense to, or assign its right, title and interest in and to, such Patent Rights, Know-How or material as provided for in this Agreement without violating the terms of any agreement or other arrangement with any Third Party.

1.15	“Cover”, “Covering” or “Covered” means, with respect to a Licensed Product, that the manufacturing, importing, using, selling, or offering for sale of such Licensed Product would, but for a license granted under this Agreement to the relevant Patent Rights, infringe a Valid Claim of the relevant Patent Rights in the country in which the activity occurs.

1.16	“Development” or “Develop” means, with respect to a Licensed Product, [***].

1.17	“EMA” means the European Medicines Agency or any successor agency.

1.18	“European Commission” means the authority within the European Union that has the legal authority to grant Regulatory Approvals in the European Union based on input received from the EMA or other competent Regulatory Authorities.

1.19	“Executive Officers” means, together, each member of the senior management of the pharmaceutical division of Merck/executive management board of the pharmaceutical division reporting to the executive board of Merck (“Geschäftsleitung”) and each member of the senior management of Licensor.

1.20	“FDA” means the United States Food and Drug Administration, or a successor federal agency thereto.

1.21	“Field” means all prophylactic, palliative, therapeutic or diagnostic uses in humans or animals.

1.22	“First Commercial Sale” means, with respect to a Licensed Product in any country, the first commercial transfer or disposition for value of such Licensed Product in such country to a Third Party by Merck, an Affiliate of Merck or a Sublicensee after Regulatory Approval therefor has been obtained in such country.

1.23	“Governmental Body” means any: (a) nation, principality, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any

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CONFIDENTIAL

governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or entity and any court or other tribunal); (d) multi-national or supranational organization or body; or (e) individual, entity, or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.

1.24	“IFRS” means the International Financial Reporting Standards, the set of accounting standards and interpretations and the framework in force on the Effective Date and adopted by the European Union as issued by the International Accounting Standards Board (IASB) and the International Financial Reporting Interpretations Committee (IFRIC), as such accounting standards may be amended from time to time.

1.25	“Indication” means a generally acknowledged disease or condition, a significant manifestation of a disease or condition, or symptoms associated with a disease or condition or a risk for a disease or condition. For the avoidance of doubt, all variants of a single disease or condition (whether classified by severity or otherwise) shall be treated as the same Indication.

1.26	“Initiation” of a Clinical Trial means the date of the first dosing of the Licensed Product to the [***] subject/patient in such Clinical Trial.

1.27	“IND” means an investigational new drug application submitted to the FDA or the equivalent application or submission filed with any equivalent agency or Governmental Body outside the United States (including any supra-national entity such as in the European Union) for approval to commence Clinical Trials in such jurisdiction.

1.28	“IND Submission” means the submission of an IND for the Licensed Product with the relevant Regulatory Authority.

1.29	“IND Submission Acceptance” means the receipt of notice from the relevant Regulatory Authority that an IND for the Licensed Product has met all the criteria for submission acceptance.

1.30	“Know-How” means any scientific or technical information, results and data of any type whatsoever, in any tangible or intangible form whatsoever, that is not in the public domain or otherwise publicly known, including, without limitation, discoveries, inventions, trade secrets, databases, practices, protocols, regulatory filings, methods, processes, techniques, software, works of authorship, plans,

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CONFIDENTIAL

concepts, ideas, biological and other materials, reagents, specifications, formulations, formulae, data (including, but not limited to, pharmacological, biological, chemical, toxicological, clinical and analytical information, quality control, trial and stability data), case reports forms, data analyses, reports, studies and procedures, designs for experiments and tests and results of experimentation and testing (including results of research or development), summaries and information contained in submissions to and information from ethical committees, the FDA or other Regulatory Authorities, and manufacturing process and development information, results and data, whether or not patentable, all to the extent not claimed or disclosed in a patent or patent application. The fact that an item is known to the public shall not be taken to exclude the possibility that a compilation including the item, and/or a development relating to the item, is (and remains) not known to the public. “Know-How” includes any rights including copyright, trade-secret, database or design rights protecting such Know-How. “Know-How” excludes Patent Rights.

1.31	“Knowledge” means with respect to a matter that is the subject of a given representation or warranty of Licensor, the knowledge, information or belief that [***].

1.32	“Law” or “Laws” means all applicable laws, statutes, rules, regulations, ordinances and other pronouncements having the binding effect of law of any Governmental Body.

1.33	“Licensed Product” means any pharmaceutical product, in any dosage form, formulation, presentation or package configuration that is commercialized or undergoing research or pre-clinical or clinical development that contains or comprises, in part or in whole, a Compound.

1.34	.”Licensor Bankruptcy Event” means (a) voluntary or involuntary proceedings by or against Licensor are instituted in bankruptcy or under any insolvency law, which proceedings, if involuntary, shall not have been dismissed within [***] days after the date of filing; (b) a receiver or custodian is appointed for Licensor; (c) proceedings are instituted by or against Licensor for corporate reorganization, dissolution, liquidation or winding-up of Licensor, which proceedings, if involuntary, shall not have been dismissed within [***] days after the date of filing; or (d) substantially all of the assets of Licensor are seized or attached and not released within [***] days thereafter.

1.35	“Licensor Know-How” means all Know-How that is Controlled by Licensor or any of its Affiliates as of the Effective Date or at any time thereafter during the Term and is necessary in the research, Development, manufacture, use, or Commercialization of the Licensed Products. The Licensor Know-How shall include, but not be limited to, all Know-How set forth on Schedule 2 hereto [***].

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CONFIDENTIAL

1.36	“Licensor Materials” means all chemical or biological materials that are Controlled by Licensor or any of its Affiliates as of the Effective Date or at any time thereafter during the Term and are necessary in the research, Development, manufacture, use or Commercialization of the Licensed Products. The Licensor Materials set forth on Schedule 3 hereto (less those already transferred to Merck) constitute all Licensor Materials Controlled by Licensor or any of its Affiliates as of the Effective Date.

1.37	“Licensor Patents” means all Patent Rights, that are Controlled by Licensor or its Affiliates as of the Effective Date or at any time thereafter during the Term and are necessary for the research, Development, manufacture, use, or Commercialization of the Licensed Products. Subject to the last paragraph of section 8.3, the Patent Rights set forth on Schedule 4 hereto constitute all such Patent Rights Controlled by Licensor or any of its Affiliates as of the Effective Date.

1.38	“Licensor Technology” means the Licensor Patents, the Licensor Know-How and the Licensor Materials.

1.39	“[***]” [***].

1.40	“Merck Cost of Goods” shall have the meaning set forth on Exhibit A hereto.

1.41	“NDA” means a New Drug Application submitted pursuant to the requirements of the FDA, as more fully defined in 21 U.S. CFR §314.3 et seq., a Biologics License Application submitted pursuant to the requirements of the FDA, as more fully defined in 21 U.S. CFR §601, and any equivalent application submitted in any country, including a European Marketing Authorization Application, together, in each case, with all additions, deletions or supplements thereto.

1.42	“NDA Acceptance” means the receipt of notice from the relevant Regulatory Authority that an NDA for a Licensed Product has met all the criteria for filing acceptance.

1.43	“Net Sales” means the [***]

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CONFIDENTIAL

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1.44	“Out-of-Pocket Expenses” means [***].

1.45	“Patent Right” means: (a) an issued or granted patent, including any extension, supplemental protection certificate, registration, confirmation, reissue, reexamination, extension or renewal thereof; (b) a pending patent application, including any continuation, divisional, continuation-in-part, substitute or provisional application thereof; and (c) all counterparts or foreign equivalents of any of the foregoing issued by or filed in any country or other jurisdiction.

1.46	“Person” means any natural person, corporation, firm, business trust, joint venture, association, organization, company, partnership or other business entity, or any government or agency or political subdivision thereof.

1.47	“Phase I Trial” means a Clinical Trial in which a Licensed Product is administered to human subjects at single and/or multiple dose levels with the primary purpose of determining safety, metabolism, and pharmacokinetic and pharmacodynamic properties of the Licensed Product, and which is consistent with 21 U.S. CFR §312.21(a). For the purposes of the milestone payments in Section 5.2, a “Phase I Trial” shall be a Clinical Trial which is submitted by Merck (or its Affiliate or Sublicensee) to the Regulatory Authority as a Phase I Trial or as a Phase I/II Clinical Trial.

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CONFIDENTIAL

1.48	“Phase II Trial” means a Clinical Trial of a Licensed Product in human patients, the principal purposes of which are to make a preliminary determination that the Licensed Product is safe for its intended use, to determine its optimal dose, and to obtain sufficient information about the Licensed Product’s efficacy to permit the design of Phase III Trials, and which is consistent with 21 U.S. CFR §312.21(b). For the purposes of the milestone payments in Section 5.2, a “Phase II Trial” shall be a Clinical Trial which is submitted by Merck (or its Affiliate or Sublicensee) to the Regulatory Authority expressly as a Phase II Trial or a Phase II/III Clinical Trial.

1.49	“Phase III Trial” means a Clinical Trial of a Licensed Product in human patients, which trial is designed (a) to establish that the Licensed Product is safe and efficacious for its intended use; (b) to define warnings, precautions and adverse reactions that are associated with the Licensed Product in the dosage range to be prescribed; and (c) to be, either by itself or together with one or more other Clinical Trials having a comparable design and size, the final human Clinical Trial in support of Regulatory Approval of an NDA of the Licensed Product, and (d) consistent with 21 U.S. CFR §312.21(c). For the purposes of the milestone payments in Section 5.2, a “Phase III Trial” shall be a Clinical Trial which is submitted by Merck to the Regulatory Authority as a Phase III.

1.50	“Price Approvals” means in those countries where Regulatory Authorities may approve or determine pricing and/or pricing reimbursement for pharmaceutical products, such approval or determination.

1.51	“Research License and Option Agreement” shall mean the agreement, so named and dated April , 2012, entered between the Parties in order for Merck to evaluate the Compounds. This agreement also contains an option for Merck to be granted an exclusive license under the terms of the Agreement, which Merck has exercised.

1.52	“Regions” means [***].

1.53	“Regulatory Authority” means (a) the FDA, (b) the EMA or the European Commission, or (c) any regulatory body with similar regulatory authority over pharmaceutical or biotechnology products in any other jurisdiction anywhere in the world.

1.54	“Regulatory Approval” means any and all approvals, licenses, registrations, or authorizations of the relevant Regulatory Authority, including Price Approvals, necessary for the Development, manufacture, use, storage, import, transport or Commercialization of the Licensed Product in a particular country or jurisdiction. For the avoidance of doubt, Regulatory Approval to Commercialize the Licensed Product shall include Price Approval.

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CONFIDENTIAL

1.55	“Royalty Term” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the period from the First Commercial Sale of a given Licensed Product in such country until the last date on which the Licensed Product is Covered by a Valid Claim within the Licensor Patents in such country. In a country where a Valid Claim of a Licensor Patent Covering the Licensed Product has never existed, the Royalty Term means on a Licensed Product-by-Licensed Product and country-by-country basis, the period from the First Commercial Sale of such Licensed Product in such country until [***].

1.56	“Senior Executive” means a member of senior management of a Party who is designated by such Party to resolve disputes under this Agreement.

1.57	“Subcontract” means any contract entered between Merck and a Third Party (“Subcontractor”) and that relates to services to be provided by the Subcontractor on Merck’s behalf and at Merck’s request in connection with the research, Development, manufacture, Commercialization, sale or importation of the Licensed Product.

1.58	“Sublicensee” means a Person other than an Affiliate of Merck to which Merck (or its Affiliate) has, pursuant to Section 2.2, granted sublicense rights under any of the license rights granted under Section 2.1. “Sublicense” shall be construed accordingly.

1.59	“Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

1.60	“Territory” means worldwide.

1.61	“Third Party” means any Person other than Licensor, Merck or Affiliates of either of them, or any Sublicensees.

1.62	“Third Party Action” means any claim or action made by a Third Party against either Party that claims that a Licensed Product, or its use, Development, manufacture or sale infringes such Third Party’s intellectual property rights within the scope of the Licensed Technology.

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CONFIDENTIAL

1.63	“Third Party License Agreement” means any agreement entered into with a Third Party, or any amendment or supplement thereto, whereby royalties, fees or other payments are to be made to such Third Party in connection with the grant of rights under intellectual property rights Controlled by a Third Party, which rights are necessary and/or useful to research, Develop, manufacture, have made, import, export, use or Commercialize a Licensed Product.

1.64	“United States” or “US” or “USA” means the United States of America, its territories and possessions.

1.65	“Valid Claim” means a claim of an issued and unexpired patent which has not lapsed or been revoked, abandoned or held unenforceable or invalid by a final decision of a court or governmental or supra-governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, reexamination or disclaimer or otherwise.

1.66	Other Terms. The definition of each of the following terms is set forth in the section of the Agreement indicated below:

“Action” has the meaning set forth in Section 6.5(b).

“Controlling Party” has the meaning set forth in Section 6.6(c).

“Cure Period” has the meaning set forth in Section 10.3(b).

“Development Plan” has the meaning set forth in Section 3.1.

“Licensor Indemnitees” has the meaning set forth in Section 9.1.

“Merck Indemnitees” has the meaning set forth in Section 9.2.

“Non-Escalable Dispute” has the meaning set forth in Section 11.1.

“Right of First Refusal” has the meaning set forth in Section 10.5(b).

“Right of First Refusal Notice Period” has the meaning set forth in Section 10.5(b).

“Term” has the meaning set forth in Section 10.1.

ARTICLE 2

LICENSES AND OTHER RIGHTS

2.1	Grant of License to Merck. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Merck and its Affiliates an exclusive (even

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as to Licensor), worldwide, royalty-bearing right and license (with the right to sublicense, and to further sublicense, subject to the provisions of Section 2.2) under the Licensor Technology to research, Develop, manufacture, have manufactured, use and Commercialize the Licensed Products. For the avoidance of doubt, with respect to the part of the Licensor Technology which becomes Controlled by the Licensor after the Effective Date, in cases where such Licensor Technology consists of a non-exclusive license granted to Licensor by a Third Party, Merck will be only granted a non-exclusive license.

2.2	Grant of Sublicense by Merck. Merck shall have the right, in its sole discretion, to grant sublicenses, in whole or in part, under the license granted in Section 2.1, provided however that the granting by Merck of a Sublicense shall not relieve Merck of any of its obligations hereunder; and Merck shall impose upon its Sublicensees obligations which are consistent with this Agreement.

2.3	Technology Transfer. As soon as reasonably practicable after the Effective Date, but in no event later than [***] days following the Effective Date, Licensor will communicate and transfer to Merck, at Licensor’s cost and expense, all Licensor Know-How and Licensor Materials. Merck shall confirm in writing having received all of the Licensor Know-How and Licensor Materials.

2.4	Procedures for Technology Transfer. The technology transfers set forth in Section 2.3 shall occur in an orderly fashion and in a manner such that the value, usefulness and confidentiality of the transferred Licensor Know-How and Licensor Materials are preserved in all material respects. During the Term, Licensor shall provide to Merck full and prompt disclosure, but in no event less frequently than semi-annually, of any Licensor Know-How or Licensor Materials that become Controlled by Licensor or any of its Affiliates after the Effective Date and shall promptly following such disclosure transfer and in an orderly fashion, communicate to Merck such Licensor Know-How and such Licensor Materials.

2.5	Merck Exclusivity. Licensor and its Affiliates shall not during the Term develop, manufacture, have manufactured, use, sell, offer for sale, import or export a Competing Product nor enter into any relationship with any Third Party with respect thereto. The aforementioned restriction shall remain in effect in the event of Change of Control of Licensor and shall also apply to the successor and assignee of Licensor (other than to any activities of such successor/assignee already in existence as of the date of the Change of Control). [***].

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ARTICLE 3

DEVELOPMENT, MANUFACTURE AND COMMERCIALIZATION OF LICENSED

PRODUCTS

3.1	Development of the Licensed Product by Merck. Merck shall have the exclusive right, and sole responsibility and decision-making authority, to research and Develop any Licensed Products and to conduct (either itself or through its Affiliates, agents, Subcontractors and/or Sublicensees) all Clinical Trials and non-clinical studies Merck believes appropriate to obtain Regulatory Approval for the Licensed Products in any Indication. The Development of each Licensed Product shall be governed by a Merck development plan that accurately describes the proposed overall program of Development (the “Development Plan”), which Development Plan shall be updated by Merck [***]. Merck shall provide Licensor a copy of the Development Plan and all updates thereto within [***] days of creation. Merck shall have the sole right and responsibility for preparing the Development Plan for each Licensed Product, and shall in all events have the sole decision-making authority regarding each Development Plan and the Development of the Licensed Product, including the determination of the Indications in which to pursue Development. Merck shall, [***], provide to Licensor an update report regarding the progress of the Development program.

3.2	Commercialization. Merck shall have the sole decision-making authority and responsibility and the exclusive right, to Commercialize any Licensed Products itself or through one or more Sublicensees or other Third Parties selected by Merck and shall have the sole decision-making authority and responsibility in all matters relating to the Commercialization of the Licensed Products. Merck shall, [***], provide to Licensor an update report regarding the progress of the Commercialization program.

3.3	Clinical and Commercial Manufacturing. Merck shall have the exclusive right to manufacture any Licensed Product itself or through one or more Sublicensees or Subcontractors selected by Merck.

3.4	Diligence by Merck. Subject to Licensor’s fulfillment of its obligations under this Agreement, Merck shall use Commercially Reasonable Efforts to [***]. Merck shall have the exclusive right to determine, in its sole discretion, [***], subject to its exercise of Commercially Reasonable Efforts and the availability of any necessary Third Party licenses or other rights. Activities by Merck’s Affiliates and Subcontractors and Sublicensees will be considered as Merck’s activities under this Agreement for purposes of determining whether Merck has complied with any obligation to use Commercially Reasonably Efforts.

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3.5	Right to Subcontract of Merck. Merck may exercise any of the rights or obligations that Merck may have under this Agreement (including, without limitation, any of the rights licensed in Section 2.1 hereof) by entering into Subcontracts or Sublicenses relating to the exercise or performance of all or any portion of such rights and obligation. Any Subcontract or Sublicense granted or entered into by Merck as contemplated by this Section 3.5 or the exercise or performance of all or any portion of the rights or obligations that Merck may have under this Agreement shall not relieve Merck from any of its obligations under this Agreement.

3.6	Trade Marks. As between Licensor and Merck, Merck shall have the sole authority to select trademarks for the Licensed Products and shall own all such trademarks. This Section 3.6 does not grant Merck the right to use any Licensor trademarks.

ARTICLE 4

REGULATORY MATTERS

4.1	Regulatory Filings. As between Merck and Licensor, Merck shall own and maintain all regulatory filings and Regulatory Approvals for the Licensed Products, including all INDs and NDAs. Licensor shall provide reasonable assistance to Merck, its Affiliates and any Merck Sublicensee in the preparation and filing for any INDs or NDAs with respect to Licensed Products.

4.2	Communications with Authorities. Merck (or one of its Affiliates or Sublicensees) shall be responsible for and act as the sole point of contact for communications with Regulatory Authorities in connection with the Development, Commercialization, and manufacturing of Licensed Products. Following the Effective Date, Licensor shall not initiate, with respect to any Licensed Product, any meetings or contact with Regulatory Authorities without Merck’s prior written consent. To the extent Licensor receives any written or oral communication from any Regulatory Authority relating to a Licensed Product, Licensor shall (i) refer such Regulatory Authority to Merck, and (ii) as soon as reasonably practicable, notify Merck and provide Merck with a copy of any written communication received by Licensor or, if applicable, complete and accurate minutes of such oral communication. At the request of Merck, Licensor shall make available to Merck, at no more than a reasonable charge, a qualified representative who shall, together with the representatives of Merck, participate in and contribute to meetings with the Regulatory Authorities with respect to regulatory matters relating solely to the Licensor Technology.

4.3

Adverse Event Reporting. Each Party agrees to comply with any and all Laws that are applicable to it as of the Effective Date and thereafter during the Term in connection with the Licensed Product safety data collection and reporting (and, if applicable, recalls). If the Licensor has or receives any information regarding

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any Adverse Event, the Licensor shall provide Merck with all such information in English within such reasonable timelines which enable Merck to comply with the relevant regulations and requirements applicable in the relevant country. Merck shall report to Licensor any Adverse Event. The information exchanged between the Parties pursuant to this Section 4.3 shall be transmitted by e-mail or overnight courier to the following address (provided, that either Party may change such address by notice given pursuant to Section 12.12):

Transmission to Licensor:

Ligand Pharmaceuticals Incorporated

11085 North Torrey Pines Road

La Jolla, CA 92037

USA

Attention: General Counsel

Email: cberkman@ligand.com

Transmission to Merck:

Global Drug Safety

Merck KGaA

Frankfurter Strasse 250

D-64293 Darmstadt

Germany

Drug Safety mailbox:

GlobalDrugSafety@merckserono.net

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ARTICLE 5

FINANCIAL PROVISIONS

5.1	DPO Milestone Payment. In partial consideration of Licensor’s grant of the rights and licenses to Merck, Merck shall pay, or cause to be paid, to Licensor [***] within [***] days following the [***]. For avoidance of doubt, this Section 5.1 milestone payment shall in no event be due later than the date of achievement of Section 5.2 milestone event n° 1.

5.2	Development And Commercial Milestone Payments. As further partial consideration for Licensor’s grant of the rights and licenses, to Merck hereunder, Merck shall pay, or cause to be paid, to Licensor [***]. Merck shall promptly but in no event later than [***] days following each achievement of a milestone event, notify Licensor in writing of the achievement of any such milestone event, and shall pay the relevant milestone payment within [***] days following receipt of a corresponding invoice from Licensor.

	Milestone event [***]	Milestone Payment (USD)
1	[***]	[***]
2	[***]	[***]

	Milestone event payable [***]	Milestone Payment (USD)
3	[***]	[***]

4	[***]	[***]

5	[***]	[***]

6	[***]	[***]

7	[***]	[***]

8	[***]	[***]

9	[***]	[***]

For the avoidance of doubt, the total maximum milestone payments payable under this Section 5.2 for all Licensed Products and [***].

*A milestone event that occurs in or with respect to [***].

With respect to each milestone event, the milestone payments to be made under this Agreement shall be due and payable only once ([***]) as indicated, even if [***].

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5.3	[***] Payments. As further partial consideration for Licensor’s grant of rights and licenses to Merck hereunder, Merck shall pay Licensor the following [***] for the first achievement of the following [***] milestones by the first Licensed Product to achieve such milestones:

(a) [***] for the [***] in which the aggregate annual worldwide Net Sales [***] to achieve such milestone exceed [***];

(b) [***] for the [***] in which the aggregate worldwide annual Net Sales [***] to achieve such milestone exceed [***];

(c) [***] for the [***] in which the aggregate annual worldwide Net Sales [***] to achieve such milestone exceed [***].

Merck shall deliver written notice to Licensor within [***] days of the end of the [***] in which a [***] milestone occurs. Merck shall deliver the corresponding [***] milestone payment to Licensor within [***] days of receipt of a corresponding invoice from Licensor for the [***] milestone payment set forth in the aforementioned written notice.

For the avoidance of doubt, each aforementioned commercial event milestone payment shall be made only once, regardless of the number of Licensed Products and Indications, or [***] in which the first Licensed Products achieve such commercial event milestone. [***].

The achievement of a higher commercial event milestone shall trigger the payment of a lower commercial event milestone in the event such lower commercial event milestone had not been triggered prior to achievement of the higher commercial event milestone. [***].

For the avoidance of doubt, the total maximum milestones payable under this Section 5.3 shall not exceed [***].

5.4	Royalty Payments for Licensed Products.

(a)	As further consideration for Licensor’s grant of the rights and licenses to Merck hereunder, Merck shall, during each applicable Royalty Term, pay to Licensor a royalty on aggregate annual worldwide Net Sales [***] for each [***], on [***] at the percentage rates set forth below (subject to Sections 5.4(b), 5.5, and 5.6 below):

Annual worldwide Net Sales of [***]	[***] Royalty Rate
[***]	[	***] %
[***]	[	***] %
[***]	[	***] %

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These royalty rates shall be decreased by [***], for Net Sales of any Licensed Product in any country in which a Valid Claim does not exist at the time the payment of royalties is due; and such [***] decrease shall persist for such Licensed Product in such country until [***]. For the avoidance of doubt, if for any Licensed Product in any country a Valid Claim does not exist at the time the payment of royalties is due, [***], in such country ([***]), [***].

[***]

By way of illustration, assume in a [***] that (i) aggregate worldwide annual Net Sales [***] in U.S. Dollars total USD [***] and (ii) no adjustments or deductions to payments under this Article 5 apply. The total royalties due and payable by Merck to Licensor for such Net Sales would be [***] U.S. Dollars (USD[***]), calculated as follows:

[***]

[***]

[***]

Total Royalty = USD [***]

(b)	For purposes of determining whether a royalty threshold or a [***] milestone described in Section 5.3 above, has been attained, [***]. In addition, in no event shall the manufacture of a Licensed Product give rise to a royalty obligation until the particular unit of Licensed Product is sold by Merck, its Affiliates or Sublicensees to an unaffiliated Third Party purchaser. For clarity, Merck’s obligation to pay royalties to Licensor under this Article 5.4 is imposed [***].

In the event certain Net Sales are subject to the royalty reductions set forth in Section 5.4(a) above or Section 5.6 below, Merck shall calculate the royalty rates as follows: [***].

5.5	Compulsory License. In the event that Licensor or Merck receives a request for a Compulsory License anywhere in the world, it shall promptly notify the other Party. If any Third Party obtains a Compulsory License in any country, then Licensor or Merck (whoever has first notice) shall promptly notify the other Party. For the avoidance of doubt, for purposes of calculating the royalties due to Licensor under Section 5.4 with respect to sales of the Licensed Product by any compulsory licensee, [***]. In addition, should Merck grant a Sublicense to

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a Third Party in any country to avoid the imposition of such a Compulsory License, the Parties will agree in good faith on the [***].

5.6	Reductions, Deductions and Reimbursements. Subject to the terms herein, if Merck or its Affiliates enter into a Third Party License Agreement(s), or if a Merck Sublicensee enters into a Third Party License Agreement(s) under which Merck is directly financially responsible to reimburse the Sublicensee for such amounts, Merck will be entitled [***]. If the Third Party License Agreement also covers products other than the Licensed Product, Merck shall [***].

5.7	Timing of Payment. Royalties payable under Section 5.4(a) shall be payable on [***] Net Sales and shall [***]. Royalty obligations that have accrued during a particular [***] shall be paid, on a [***] basis, within [***] days after the end of each [***] during which the royalty obligation accrued.

5.8	Mode of Payment and Currency.

(a)	All payments to Licensor hereunder shall be made by deposit of US Dollars in the requisite amount to such bank account as Licensor may from time to time designate by written notice to Merck. With respect to sales not denominated in US Dollars, Merck shall convert each applicable [***] sales in foreign currency into US Dollars by using the then current and reasonable standard exchange rate methodology applied to its external reporting. Based on the resulting sales in US Dollars, the then applicable royalties shall be calculated. The Parties may vary the method of payment set forth herein at any time upon mutual agreement, and any change shall be consistent with the local Law at the place of payment or remittance.

(b)	Invoices of Licensor shall be addressed to:

ARES Trading SA

Accounts Payable

Zone Industrielle

Case Postale 29

CH-1267 Coinsins

Attn: Mr Glyn Harris Email: glyn.harris@merckgroup.com

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With a copy to:

Merck Serono S.A.-Geneva

9, Chemin des Mines

1202 Geneva

Switzerland

Attn: Pascale Gaillard

Email:

5.9	Royalty Reports and Records Retention. Within [***] days after the end of each [***] during which the Licensed Products have been sold, Merck shall deliver to Licensor, together with the applicable royalty payment due, a written report, on a Licensed Product-by-Licensed Product and a country-by-country basis, of (i) [***] Licensed Product subject to royalty payments for such [***], (ii) [***], (iii) Net Sales subject to royalty payments for such [***] and [***] to date and (iv) corresponding royalty. Such report shall be deemed “Confidential Information” of Merck subject to the obligations of Article 7 of this Agreement. For [***] years after each sale of the Licensed Product, Merck shall keep (and shall ensure that its Affiliates and Sublicensees shall keep) complete and accurate records of such sale in sufficient detail to confirm the accuracy of the royalty calculations hereunder.

5.10	Legal Restrictions. If at any time applicable Laws prevent the remittance by Merck of all or any part of royalties on Net Sales in any country, Merck shall have the right and option to [***].

5.11	Late Payments. All payments under this Agreement shall earn interest [***].

5.12	Audits.

(a)	During the Royalty Term and for [***] thereafter, upon the written request of Licensor, and not more than [***], Merck shall permit, and shall cause its Affiliates or Sublicensees to permit, an independent certified public accounting firm of (US,German or Swiss) nationally recognized standing selected by Licensor, and reasonably acceptable to Merck or such Affiliate or Sublicensee, to have access to and to review, during normal business hours upon reasonable prior written notice, the applicable records of Merck and its Affiliates or Sublicensees to verify the accuracy of the royalty reports and payments under this Article 5. Such review may cover the records for sales made in any [***] ending not more than [***] years prior to the date of such request. The accounting firm shall disclose to Licensor and Merck only whether the royalty

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reports are correct or incorrect and the specific details concerning any discrepancies. No other information shall be provided to Licensor.

(b)	If such accounting firm concludes that additional royalties were owed during such period, and Merck agrees with such calculation, Merck shall [***]. If such accounting firm concludes that an overpayment was made, such overpayment shall [***]. If Merck disagrees with such calculation, it may retain an independent certified public accounting firm of recognized standing accepted by Licensor, which consent shall not be unreasonably withheld or delayed, to conduct a review, and if such firm concurs with the other accounting firm, Merck shall [***]. If Merck’s accounting firm does not concur, Merck and Licensor shall meet and negotiate in good faith a resolution of the discrepancies between the two firms. Licensor shall [***].

(c)	Each Party shall treat all information that it receives under this Section 5.12 in accordance with the confidentiality provisions of Article 7 of this Agreement, and shall cause its accounting firm to enter into an acceptable confidentiality agreement with the other Party obligating such firm to retain all such financial information in confidence pursuant to such confidentiality agreement, except to the extent necessary for such Party to enforce its rights under the Agreement.

5.13	Taxes.

(a)	Withholding Tax. Licensor shall be responsible for the payment of any and all Taxes levied on account of the royalties and other payments paid to Licensor by Merck or its Affiliates or Sublicensees under this Agreement. If applicable Law requires that Taxes be deducted and withheld from royalties or other payments paid under this Agreement, Merck shall [***]; provided, however, that [***]. Assuming that Licensor is the beneficial owner of Licensor Technology, the cooperation referred to in subparagraph (v) of the foregoing sentence shall include, without limitation, that Licensor shall provide Merck with a written confirmation from the competent tax authority that Licensor has its residence in USA together with any required tax application form which would allow the Parties to benefit from the reduced withholding Tax rate set forth in the Double Taxation Convention existing between USA and Switzerland or in case of any assignments with the respective country of residence of the company to which the contract has been assigned.

(b)	Value Added Tax. All remuneration amounts set under this Agreement are net amounts. Value added tax, if applicable, will have to be added on those amounts. Merck is entitled to receive a proper tax invoice if any value added tax is applicable.

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ARTICLE 6

INVENTIONS AND PATENTS

6.1	Certification Under Drug Price Competition and Patent Restoration Act. Each Party shall immediately give written notice to the other Party of any certification of which they become aware filed pursuant to 21 U.S.C. Section 355(b)(2)(A) (or any amendment or successor statute thereto) claiming that any Licensor Patents covering a Compound or a Licensed Product, or the manufacture or use of each of the foregoing, are invalid or unenforceable, or that infringement will not arise from the manufacture, use or sale in the US of a Licensed Product by a Third Party.

6.2	Listing of Patents. Merck shall have the sole right to determine which of the Licensor Patents, if any, shall be listed for inclusion in the Approved Drug Products with Therapeutic Equivalence Evaluations pursuant to 21 U.S.C. Section 355, or any successor Law in the United States, together with any comparable Laws in any other country.

6.3	Further Assurances. Licensor shall require all of its employees, and use its Commercially Reasonable Efforts to require its contractors and agents, and any Affiliates and Third Parties working on its behalf under this Agreement (and their respective employees, contractors and agents), to assign to Licensor any Licensor Technology.

6.4	Patent Prosecution and Maintenance.

(a)	Licensor Patents. Licensor shall have the first right, and (subject to Section 6.4(b)) shall have the obligation, to file, prosecute and maintain Licensor Patents in Licensor’s name. Licensor shall [***]. Licensor shall keep Merck informed of the course of the filing and prosecution of Licensor Patents or related proceedings (e.g. interferences, oppositions, reexaminations, reissues, revocations or nullifications) in a timely manner. Merck shall have the right to give advice and recommendations in the course of filing and prosecution of Licensor Patents or related proceedings (e.g. interferences, oppositions, reexaminations, reissues, revocations or nullifications). [***]. At Licensor’s request, Merck will provide Licensor with reasonable free-of-charge assistance in prosecuting Licensor Patents to the extent possible.

(b)	Election not to file and prosecute Licensor Patents. If Licensor elects not to file, prosecute or maintain a Licensor Patent in Licensor’s name in any jurisdiction in the Territory, then it shall notify Merck in writing at least [***] before any deadline applicable to the filing, prosecution or maintenance of such Licensor Patent, as the case may be, or any other date by which an action must

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be taken to establish or preserve such Licensor Patent in such jurisdiction. In such case, Merck shall have the option to pursue the filing or support the continued prosecution or maintenance of such Licensor Patent in such jurisdiction, [***].

(c)	Patent Term Extension. Licensor shall (subject to Section 6.4(b)) have the obligation and be responsible, in Licensor’s name, for obtaining patent term extensions wherever available for Licensor Patents. Merck shall provide Licensor free-of-charge with all relevant information, documentation and assistance in this respect as may reasonably be requested by Licensor. Any such assistance, supply of information and consultation shall be provided promptly and in a manner that will ensure that all patent term extensions for Licensor Patents are obtained wherever legally permissible, and to the maximum extent available. In the event that any election with respect to obtaining patent term extensions is to be made, Licensor shall have the right to make such elections but shall be obliged to consult Merck for its advice and recommendations which Licensor covenants to take into account.

6.5	Enforcement of Patents.

(a)	Notice. If either Party believes that a Licensor Patent is being infringed by a Third Party or if a Third Party claims that any Licensor Patent is invalid or unenforceable, the Party possessing such knowledge or belief shall notify the other Party and provide it with details of such infringement or claim that are known by such Party.

(b)	Right to bring an Action. [***] shall have the exclusive right to attempt to resolve such infringement or claim, including by filing an infringement suit, defending against or bringing a declaratory judgment action as to such claim or taking other similar action (each, “initiation” of an “Action”) and (subject to Section 6.5(d)) to compromise or settle such infringement or claim. At [***] request, [***] shall immediately provide [***] with all relevant documentation (as may be requested by [***]) evidencing that [***] is validly empowered by [***] to initiate an Action. [***] does not initiate an Action with respect to such an infringement or claim within [***] days following notice thereof, [***] shall have the right to attempt to resolve such infringement or claim, including by initiating an Action, and (subject to Section 6.5(d)) to compromise or settle such infringement or claim. The Party initiating such Action shall have the sole and exclusive right to select counsel for any suit initiated by it pursuant to this Section 6.5. If a Party initiates an Action but then elects not to pursue the Action, it shall so notify the other Party, and such other Party shall have the right (but not the obligation) to take over the Action, in which case such other Party shall be deemed to have been the initiating Party.

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(c)	Costs of an Action. Subject to the respective indemnity obligations of the Parties set forth in Article 9, [***]; provided that if [***] is the Party who is taking such Action, [***]. Each Party shall have the right to join at its own expense an Action relating to a Licensor Patent, initiated by the other Party.

(d)	Settlement. [***]. The settlement will be treated, for the purposes of Section 5.13, in accordance with the Law of the country to which the settlement relates.

(e)	Reasonable Assistance. The Party not enforcing or defending Licensor Patents shall provide reasonable assistance to the other Party, including providing access to relevant documents and other evidence and making its employees available, subject to the other Party’s reimbursement of any out-of-pocket expenses incurred on an on-going basis by the non-enforcing or non-defending Party in providing such assistance.

(f)	Distribution of Amounts Recovered. Any amounts recovered by the Party initiating an Action pursuant to this Section 6.5, whether by settlement or judgment, shall be allocated in the following order: [***].

6.6	Third Party Actions Claiming Infringement.

(a)	Notice. If a Party becomes aware of any Third Party Action, such Party shall promptly notify the other Party of all details regarding such claim or action that is reasonably available to such Party.

(b)	Right to Defend. [***] shall have the right, at its sole expense, but not the obligation, to defend a Third Party Action described in Section 6.6(a) and (subject to Section 6.6(f)) to compromise or settle such Third Party Action. If Merck declines or fails to assert its intention to defend such Third Party Action within [***] days of receipt/sending of notice under Section 6.6(a), then [***] shall have the right to defend such Third Party Action and (subject to Section 6.6(f)) to compromise or settle such Third Party Action. The Party defending such Third Party Action shall have the sole and exclusive right to select counsel for such Third Party Action.

(c)	Consultation. The Party defending a Third Party Action pursuant to Section 6.6(b) shall be the “Controlling Party”. The Controlling Party shall consult with the non-Controlling Party on all material aspects of the defense. The non-Controlling Party shall have a reasonable opportunity for meaningful participation in decision-making and formulation of defense strategy. The Parties shall reasonably cooperate with each other in all such actions or proceedings. The non-Controlling Party will be entitled to be represented by independent counsel of its own choice at its own expense.

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(d)	Appeal. In the event that a judgment in a Third Party Action is entered against either Party and an appeal is available, the Controlling Party shall have the first right, but not the obligation, to file such appeal. In the event the Controlling Party does not desire to file such an appeal, it will promptly, in a reasonable time period (i.e. with sufficient time for the non-Controlling Party to take whatever action may be necessary) prior to the date on which such right to appeal will lapse or otherwise diminish, permit the non-Controlling Party to pursue such appeal at such non-Controlling Party’s own cost and expense. If applicable Law requires the other Party’s involvement in an appeal, the other Party shall be a nominal party of the appeal and shall provide reasonable cooperation to such Party at such Party’s expense.

(e)	Costs of an Action. Subject to the respective indemnity obligations of the Parties set forth in Article 9, the Controlling Party shall pay all costs associated with such Third Party Action other than the expenses of the other Party if the other Party elects to join such Third Party Action (as provided in the last sentence of Section 6.6(c)). [***]. Each Party shall have the right to join a Third Party Action defended by the other Party, at its own expense.

(f)	No Settlement Without Consent. Neither Party shall settle or otherwise compromise any Third Party Action by admitting that any Licensor Patent is to any extent invalid or unenforceable without the other Party’s prior written consent, and, [***].

ARTICLE 7

CONFIDENTIALITY

7.1	Confidentiality Obligations. Each Party agrees that, for the Term and for [***] years thereafter, such Party shall, and shall ensure that its officers, directors, employees and Subcontractors shall keep completely confidential and not publish or otherwise disclose and not use for any purpose except as expressly permitted hereunder any Confidential Information disclosed to it by the other Party pursuant to this Agreement. The foregoing obligations shall not apply to any Confidential Information disclosed by a Party hereunder to the extent that the receiving Party can demonstrate that such Confidential Information:

(a) was already known to the receiving Party or its Affiliates, other than under an obligation of confidentiality, at the time of disclosure;

(b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

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(c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party (or its Subcontractors) in breach of this Agreement;

(d) was subsequently lawfully disclosed to the receiving Party or its Affiliates by a Third Party without an obligation of confidentiality other than in contravention of a confidentiality obligation of such Third Party to the disclosing Party; or

(e) was developed or discovered by employees or agents of the receiving Party or its Affiliates who had no access to the Confidential Information of the disclosing Party.

Notwithstanding the above obligations of confidentiality and non-use, a Party may disclose information to the extent that such disclosure is reasonably necessary in connection with:

(i) filing or prosecuting patent applications, subject to the terms of Section 6.4;

(ii) prosecuting or defending litigation;

(iii) conducting pre-clinical studies or Clinical Trials pursuant to this Agreement;

(iv) seeking Regulatory Approval of the Licensed Product; or

(v) complying with applicable Law, including securities Law and the rules of any securities exchange or market on which a Party’s securities are listed or traded.

In addition to the foregoing, Merck may, in furtherance of its rights under this Agreement, disclose Confidential Information of Licensor to any Third Party, provided that such Third Party is bound by obligations of confidentiality/nonuse at least as stringent as the ones herein. Merck shall be responsible to Licensor for any breach of confidentiality/nonuse by such Third Parties.

In making any disclosures set forth in clauses (i) through (v) above, the disclosing Party shall, where reasonably practicable, give such advance notice to the other Party of such disclosure requirement as is reasonable under the circumstances and will use its reasonable efforts to cooperate with the other Party in order to secure confidential treatment of such Confidential Information required to be disclosed. In addition, in connection with any permitted filing by either Party of this Agreement with any Governmental Body, included but not limited to the U.S. Securities and Exchange Commission, the filing Party shall endeavor to obtain confidential treatment of economic, trade secret information and such other information as may be requested by the other Party, and shall provide the other Party with the proposed confidential treatment request with reasonable time for such other Party to provide comments, and shall include in such confidential treatment request all reasonable comments of the other Party.

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A breach after the Effective Date by a Party (or for which a Party undertook responsibility) of the surviving confidentiality/nonuse provisions of the Research License and Option Agreement shall be deemed also to be a breach of this Agreement.

7.2	Publications. Licensor shall not publish any information relating to the Licensed Products without the written consent of Merck (which consent may be withheld or given in Merck’s sole discretion), unless such information has already been publicly disclosed either prior to the Effective Date or after the Effective Date through no fault of Licensor or otherwise not in violation of this Agreement. Merck shall have the right to make such publications as it chooses, in its sole discretion, without the approval of Licensor. Licensor shall submit to Merck for Merck’s written approval (which approval be granted or denied in Merck’s sole discretion) any publication or presentation (including, without limitation, in any seminars, symposia or otherwise) of information related directly or indirectly to the Licensed Products for review and approval at least [***] days prior to submission for the proposed date of publication or presentation. For the avoidance of doubt, Merck shall not disclose in any publication or presentation (including, without limitation, in any seminars, symposia or otherwise) the Licensor’s Confidential Information. For avoidance of doubt any press release or disclosure mentioned in Section 7.3 shall not be considered as “Publications” governed by such Section 7.2.

7.3	Press Releases and Disclosure.

Except as required to comply with applicable Law, Licensor may not make press releases or public announcements regarding this Agreement or any matter covered by this Agreement, including the Development or Commercialization of Licensed Products, without the prior written consent of Merck.

Merck shall have the right to make such press releases as it chooses, in its sole discretion, without the approval of Licensor; provided, that Merck shall provide Licensor with at least [***] hours’ advance notice of any such press release and Merck covenants to take into account any reasonable advice and recommendations of Licensor.

ARTICLE 8

REPRESENTATIONS, WARRANTIES AND COVENANTS

8.1	Representations and Warranties. Each Party represents and warrants to the other Party that, as of the Effective Date:

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(a)	such Party is duly organized and validly existing under the Laws of the jurisdiction of its incorporation or organization;

(b)	such Party has taken all action necessary to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement;

(c)	this Agreement is a legal and valid obligation of such Party, binding upon such Party and enforceable against such Party in accordance with the terms of this Agreement, except as enforcement may be limited by applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles; and the execution, delivery and performance of this Agreement by such Party does not conflict with, breach or create in any Third Party the right to accelerate, terminate or modify any agreement or instrument to which such Party is a party or by which such Party is bound, and does not violate any Law of any Governmental Body having authority over such Party; and

(d)	such Party has all right, power and authority to enter into this Agreement, and to perform its obligations under this Agreement.

8.2	Additional Representations and Warranties of Licensor As of the Effective Date of this Agreement. Licensor represents and warrants to Merck that, as of the Effective Date:

(a)	No consent by any Third Party or Governmental Body is required with respect to the execution and delivery of this Agreement by Licensor or the consummation by Licensor of the transactions contemplated hereby;

(b)	Licensor has not developed, subcontracted or licensed to a Third Party the right to develop a Competing Product;

(c)	it has the full right to provide the Licensor Materials to Merck and to transfer to Merck the Licensor Materials to be provided to Merck pursuant to this Agreement;

(d)	all employees of Licensor who have performed any activities on its behalf in connection with research regarding the Compounds have assigned to Licensor the whole of their rights in any intellectual property made, discovered or developed by them as a result of such research, and no Third Party has any rights to any such intellectual property; and

(e)	Licensor has all right, title and interest in and to the Licensor Technology. Licensor has not previously licensed, assigned, transferred, or otherwise conveyed any right, title or interest in and to the Licensor Technology to any Third Party, including but not limited to any rights to any Licensed Products; the Licensor Technology is free and clear of any liens, charges encumbrances or rights of others to possession or use.

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8.3	Additional Representations and Warranties of Licensor. As of the effective date of the Research License and Option Agreement, Licensor represents and warrants to Merck that, as of the effective date of the Research License and Option Agreement:

(a)	[***];

(b)	[***];

(c)	[***];

(d)	[***];

(e)	[***];

(f)	[***];

(g)	[***];

(h)	[***]; and

(i)	[***].

Licensor shall notify Merck before executing this Agreement of which representations and warranties listed under this Section 8.3 would be untrue or incorrect in any material respect if made on and as of the Effective Date (of this Agreement), and stating why. Upon such notification, such representations and warranties shall automatically be deemed to be amended and updated, and the corresponding schedules and annexes of the Agreement shall automatically be deemed to be amended and updated accordingly. If such notification is given after Merck exercises the Option under the Research License and Option Agreement but before Merck executes and delivers this Agreement, Merck will be entitled to refuse to execute and deliver this Agreement, or else negotiate in good faith amendments to some terms of the Agreement.

8.4	Licensor Covenants. Licensor covenants to Merck that Licensor shall not amend or waive, or take any action or omit to take any action that would alter, any of Licensor’s rights under any agreement with any Third Party in any manner that adversely affects, or would reasonably be expected to adversely affect, Merck’s rights and benefits under this Agreement. Licensor shall promptly notify Merck of any default under, termination or amendment of, any agreement with any

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Third Party which default, termination or amendment would reasonably be expected to adversely affect Merck’s rights and benefits under this Agreement.

ARTICLE 9

INDEMNIFICATION AND INSURANCE

9.1	Indemnification by Merck. Merck shall indemnify, defend and hold Licensor and its Affiliates and each of their respective employees, officers, directors and agents (the “Licensor Indemnitees”) harmless from and against any and all actions, judgments, settlements, liability, damage, loss, cost or expense (including reasonable attorneys’ fees) to the extent arising out of Third Party claims or suits related to (a) [***]; provided, however, that Merck’s obligations pursuant to this Section 9.1 shall not apply (i) to the extent such claims or suits result from the [***], or (ii) with respect to claims or suits arising out of breach by Licensor of its representations, warranties or covenants set forth in Article 8.

9.2	Indemnification by Licensor. Licensor shall indemnify, defend and hold Merck and its Affiliates and each of their respective agents, employees, officers and directors (the “Merck Indemnitees”) harmless from and against any and all actions, judgments, settlements, liability, damage, loss, cost or expense (including reasonable attorney’s fees) to the extent arising out of Third Party claims or suits related to (a) [***]; or (b) [***]; provided, however, that Licensor’s obligations pursuant to this Section 9.2 shall not apply (i) to the extent that such claims or suits result from the [***] or (ii) with respect to claims or suits arising out of a breach by Merck of its representations or warranties set forth in Article 8 or (iii) [***].

9.3	No Consequential Damages. IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS AFFILIATES BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING LOSS OF PROFITS, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREIN OR ANY BREACH HEREOF.

9.4	Notification of Claims; Conditions to Indemnification Obligations. As a condition to a Party’s right to receive indemnification under this Article 9, it shall (a) promptly notify the other Party as soon as it becomes aware of a claim or suit for which indemnification may be sought pursuant hereto, (b) cooperate, and cause the individual indemnitees to cooperate, with the indemnifying Party in the defense, settlement or compromise of such claim or suit, and (c) permit the

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indemnifying Party to control the defense, settlement or compromise of such claim or suit, including the right to select defense counsel. Without prejudice to Section 12.1, in no event, however, may the indemnifying Party compromise or settle any claim or suit without the prior written consent of the indemnified Party; provided, that [***]. The indemnifying Party shall have no liability under this Article 9 with respect to claims or suits settled or compromised without its prior written consent.

9.5	Insurance. During the Term, each Party shall obtain and maintain, at its sole cost and expense, product liability insurance (including any self-insured arrangements) in amounts, that are reasonable and customary in the United States pharmaceutical and biotechnology industry for companies engaged in comparable activities. It is understood and agreed that this insurance shall not be construed to limit either Party’s liability with respect to its indemnification obligations hereunder. Each Party will, except to the extent self-insured, provide to the other Party upon request a certificate evidencing the insurance such Party is required to obtain and keep in force under this Section 9.5.

ARTICLE 10

TERM AND TERMINATION

10.1	Term and Expiration. The term of this Agreement (the “Term”) shall commence on the Effective Date and, unless earlier terminated as provided in this Article 10, shall continue in full force and effect, on a country-by-country and Licensed Product-by-Licensed Product basis until the Royalty Term in such country with respect to such Licensed Product expires, at which time this Agreement shall expire in its entirety with respect to such Licensed Product in such country and the terms of Section 10.4(b)(i) shall apply.

10.2	Termination of the Agreement by Merck for Convenience. At any time during the Term, Merck may, at its convenience, terminate this Agreement in its entirety upon sixty (60) days’ prior written notice to Licensor. During the aforementioned notice period, Merck shall be relieved from its obligations under Section 3.4.

10.3	Termination upon Material Breach.

(a)	If a Party breaches any of its material obligations under this Agreement, the Party not in default may give to the breaching Party a written notice specifying the nature of the default, requiring it to cure such breach, and stating its intention to terminate this Agreement if such breach is not cured within ninety (90) days. If such breach is not cured within ninety (90) days after the receipt of such notice, the Party not in default shall be entitled to terminate this Agreement immediately by written notice to the other Party.

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(b)	If Licensor is the defaulting party and a material breach by Licensor is not cured within ninety (90) days of receipt of a notice from Merck as provided under this Section 10.3(a) (the “Cure Period”), Merck may elect not to terminate this Agreement, and Merck may :

- [***], and

- [***].

(c)	In the event that Merck fails to fulfill its obligations under Section 3.4 (and does not cure such failure as provided in Section 10.3(a)), Licensor’s sole and exclusive remedy shall be to terminate this Agreement as provided in Section 10.3(a).

(d)	Any dispute regarding an alleged material breach of this Agreement shall be resolved in accordance with Article 11 hereof.

10.4	Effects of termination

(a)	Survival.

(i) Articles 1 (Definitions), 9 (Indemnification and Insurance) and 11 (Dispute Resolution), and Sections 5.5 (Compulsory License), 5.9 (Royalty Reports and Records Retention), 5.10 (Legal Restrictions), 5.11 (Late Payments), 5.12 (Audits), 5.13 (Taxes), 7.1 (Confidentiality Obligations), 10.4 (Effects of Termination), 12.11 (Governing Law) and 12.12 (Notices and Deliveries) hereof shall survive the expiration or termination of this Agreement for any reason.

(ii) Termination or expiration of this Agreement shall not relieve the Parties of any liability that accrued hereunder prior to the effective date of such termination or expiration. In addition, except as set forth in Section 10.3(c), termination or expiration of this Agreement shall not preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement nor prejudice either Party’s right to obtain performance of any obligation.

(b)	Licenses.

(i) Upon expiration of the Royalty Term with respect to any Licensed Product in any country, then as of the effective date of such expiration and on a country-by-country basis, the license from Licensor to Merck under Section 2.1 shall convert to a fully paid, royalty free, irrevocable, perpetual, exclusive, and sublicensable license under the Licensor Technology to research, develop, manufacture, have manufactured, use and Commercialize such Licensed Product.

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(ii) Upon termination of this Agreement by Merck pursuant to Section 10.2 or by Licensor pursuant to Section 10.3:

(1) all licenses granted to Merck under Sections 2.1 and 10.4(b)(i) shall terminate;

(2) Merck shall, upon written request by Licensor and subject to Licensor assuming legal responsibility for any Clinical Trials of the Licensed Product then ongoing, transfer to Licensor (a) at [***], all regulatory documentation and Regulatory Approvals prepared or obtained by or on behalf of Merck prior to the date of such termination, to the extent solely related to Licensed Products and transferable, and Merck shall have the right to retain one copy of such transferred documentation and Regulatory Approvals for record-keeping purposes;

(3) Merck shall, upon written request of Licensor, return to Licensor or, at Merck’s option, destroy, (a) [***], all relevant records and materials in its possession or control containing or comprising the Licensor Know-How and the Licensor Materials, and all other Confidential Information of Licensor, and Merck shall have the right to retain one copy of such Licensor Know-How and one sample of Licensor Materials and such other Confidential Information of Licensor for record-keeping purposes.

(4) Upon Licensor’s request made [***] days after the termination date of the Agreement, Merck shall [***]. Any clinical supplies of Licensed Products or other materials [***]. If Licensor has made no such written request within [***] days after such termination, Merck may, at its sole option and discretion, (i) destroy or retain any and all chemical, biological or physical materials relating to or comprising the Licensed Products, including clinical supplies of Licensed Products, that are controlled by Merck, or (ii) sell such materials to a Third Party, subject to Section 10.4(b)(ii)(6).

(5) To the extent not prohibited by Law, Merck shall wind down any ongoing clinical trials with respect to each Licensed Product, or at Licensor’s option, transfer such Clinical Trials to Licensor (or to an Affiliate or Subcontractor of Licensor as Licensor may direct and if this request is reasonable for Merck), (a) [***]. In the event of such transfer, Licensor shall [***]. Also, in the event of such transfer, Merck shall assign and transfer to Licensor (or to an Affiliate or Subcontractor of Licensor as Licensor may direct and if this request is reasonable for Merck) the clinical trials data and analyses and regulatory filings.

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(6) If Licensor does not [***] Section 10.4(b)(ii)(4), Merck and its Affiliates shall be entitled, during the [***] month period following such termination, to sell on the normal business terms in existence prior to such termination, any commercial inventory of Licensed Products which remains on hand as of the date of the termination, provided that Merck shall pay to Licensor the royalties and commercial milestone payments applicable to said subsequent sales in accordance with the terms and conditions set forth in this Agreement. Any commercial inventory remaining following such [***] month period shall then be [***], as near as may be as provided for in Section 10.4(b)(ii)(4). It is understood that if Licensor does not accept such offer Merck may, at its sole option and discretion, destroy or retain such commercial inventory remaining following such [***] month period, but shall have no license enabling it to sell such materials to a Third Party.

(7) Merck shall, at Licensor’s option, assign the trademarks owned by Merck relating to the Licensed Products (but not including any trademarks which contain the words “Merck” or “Serono”) to Licensor or otherwise transfer rights to such trademarks to Licensor, upon commercially reasonable terms.

(8) At Licensor’s request, Merck shall grant to the Licensor upon commercially reasonable terms [***]. For the avoidance of doubt, such obligation to negotiate in good faith does not impose on either Party an obligation to enter into an agreement for the grant of such a license if the Parties cannot agree through such good faith negotiations on the terms and conditions of such license.

(9) If the parties cannot agree as to the terms for a Section 10.4(b)(ii)(7) or 10.4(b)(ii)(8) transaction, the Parties shall submit their respective proposed terms to final and binding arbitration in New York with an independent expert (who shall be a retired pharmaceutical industry executive) agreed upon by both Parties or, failing such agreement, designated by the International Chamber of Commerce. Such arbitrator shall select verbatim whichever of such submissions is decided by him to be nearer to commercially reasonable terms or, as the case may be, to customary terms, and such determination shall be final and binding upon the Parties. The arbitrator shall not be empowered to apply any terms other than one or the other of the respective Parties’ entire submissions.

(iii) Upon termination of this Agreement by Merck pursuant to Section 10.3, subsections (1) through (6) of Section 10.4(b)(ii) shall apply as if set forth in full in this Section 10.4(b)(iii), except that in subsection (4) the figure [***]. In addition to that upon termination of this Agreement by Merck pursuant to Section 10.3 subsections (7) through 9) of Section 10.4(b)(ii) shall not apply.

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(iv) Upon any termination of this Agreement, each of Merck’s Sublicensees shall continue to have the rights and license set forth in its sublicense agreements, which agreements shall be automatically assigned to Licensor, provided however, that such Sublicensee is not then in breach of any of its material obligations under its sublicense agreement.

(v) Immediately following Merck’s notification of termination to Licensor, the diligence obligations in Section 3.4 shall no longer apply and Merck shall have the right to wind-down all then on-going Development, manufacturing and/or Commercialization activities.

10.5	Bankruptcy or Insolvency.

(a)	All rights and licenses granted under or pursuant to this Agreement by Licensor are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, if applicable, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that Merck, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code. To the extent allowed by Law, Merck shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in Merck’s possession, shall be promptly delivered to it (i) upon any such commencement of a bankruptcy proceeding upon Merck’s written request therefor, unless Licensor elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under clause (i), following the rejection of this Agreement by Licensor upon written request therefor by Merck.

(b)	In addition to the foregoing, in the event of a Licensor Bankruptcy Event, Merck shall, to the extent allowed by Law, have [***] as follows:

[***]

[***]

ARTICLE 11

DISPUTE RESOLUTION

11.1	Disputes. The Parties recognize that disputes as to certain matters may from time to time arise during the Term which relate to either Party’s rights and/or obligations hereunder. It is the objective of the Parties to establish under this Article 11 procedures to facilitate the resolution of disputes arising under this Agreement (other than any disputes relating to matters which under this

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Agreement Merck has sole decision-making authority and/or discretion (a “Non-Escalable Dispute”), in which case, such matter shall be determined by Merck and shall not be part of the dispute resolution procedure set forth in Article 11) in an expedient manner by mutual cooperation and without resort to litigation. In the event that the Parties are unable to resolve such dispute through diligent review and deliberation by the Senior Executives within [***] days from the day that one Party had designated the issue as a dispute in written notice to the other Party’s Senior Executive, then either Party shall have the right to escalate such matter to senior management as set forth in Section 11.2.

11.2	Escalation to Executive Officers. Either Party may, by written notice to the other Party, request that a dispute (other than a Non-Escalable Dispute) that remained unresolved by the Senior Executives for a period of [***] days as set forth in Section 11.1 arising between the Parties in connection with this Agreement, or a dispute relating to material breach, be resolved by the Parties’ respective Executive Officers, within [***] days of their first consideration of such dispute. If the Executive Officers cannot resolve such dispute within [***] days of their first consideration of such dispute, then, at any time after such [***] days period, either Party may proceed to enforce by application of Section 12.11 any and all of its rights with respect to such dispute. Notwithstanding the foregoing, nothing in this Section 11.2 shall be construed as precluding a Party from bringing an action for injunctive relief or other equitable relief prior to the initiation or completion of the above procedure.

ARTICLE 12

MISCELLANEOUS PROVISIONS

12.1	Relationship of the Parties. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, joint venture or employer-employee relationship between the Parties. Except as otherwise expressly set forth in the Agreement, neither Party shall have any right nor authority to commit or legally bind the other Party in any way whatsoever including, without limitation, the making of any agreement, representation or warranty and each Party agrees to not purport to do so.

12.2	Assignment.

(a)	Except as expressly provided herein, neither this Agreement nor any interest hereunder shall be assignable, nor any other obligation delegable, by Licensor without the prior written consent of Merck (not to be unreasonably withheld or delayed). Notwithstanding the foregoing, Licensor may assign this Agreement or delegate its obligations in whole without the consent of Merck to a successor

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to substantially all of the business of Licensor to which this Agreement relates, or in connection with any merger, sale of stock, sale of assets or other similar transaction.

(b)	Merck may assign this Agreement, in whole or in part, to any Affiliate or Third Party without the consent of Licensor. Merck shall give written notice to Licensor promptly following any such assignment.

(c)	No assignment under this Section 12.2 shall relieve the assigning party of any of its responsibilities or obligations hereunder and provided, further, that as a condition of such assignment, the assignee shall agree in writing to be bound by all obligations of the assigning party hereunder.

(d)	This Agreement shall be binding upon the successors and permitted assigns of the Parties.

(e)	Any assignment not in accordance with this Section 12.2 shall be void.

(f)	Licensor shall not assign or transfer any Licensed Technology to any of its Affiliates without the prior written consent of Merck.

(g)	If, as a result of any assignment of any rights or interest in this Agreement, any payment by or on behalf of the assigning Party to the other Party is subject to an increased level of withholding tax than would have been the case otherwise under this Agreement and the other Party demonstrates that it cannot use any related tax credit to offset against its obligation to pay tax in the [***] in which the withholding is effected, the assigning Party shall pay the other Party an amount such that after deduction of any amount required to be withheld the other Party receives the same amount that it would have received before the assignment. If the other Party uses a related tax credit in a subsequent [***], the other Party shall reimburse the assigning Party for the amount paid to the other Party by the assigning Party as a result of the withholding giving rise to such tax credit.

12.3	Performance by Affiliates. Merck shall have the right to have any of its obligations hereunder performed, or its rights hereunder exercised, by, any of its Affiliates and the performance of such obligations by any such Affiliate(s) shall be deemed to be performance by Merck; provided, however, that Merck shall be responsible for ensuring the performance of its obligations under this Agreement and that any failure of any Affiliate performing obligations of Merck hereunder shall be deemed to be a failure by Merck to perform such obligations.

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12.4	Change of Control. In the event of a Change of Control of Licensor by a [***], then as from the date of such Change of Control, Licensor or its successor entity shall [***].

12.5	Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

12.6	Accounting Procedures. Each Party shall calculate all amounts hereunder and perform other accounting procedures required hereunder and applicable to it in accordance with either, as applicable (a) United States generally accepted accounting principles (US GAAP) or (b) IFRS, whichever is normally used by such Party to calculate its financial position, and in each case, consistently applied by such Party.

12.7	Force Majeure. Neither Party shall be liable to the other Party or be deemed to have breached or defaulted under this Agreement for failure or delay in the performance of any of its obligations under this Agreement for the time and to the extent such failure or delay is caused by or results from acts of God, earthquake, riot, civil commotion, terrorism, war, strikes or other labor disputes, fire, flood, failure or delay of transportation, omissions or delays in acting by a governmental authority, acts of a government or an agency thereof or judicial orders or decrees or restrictions or any other reason which is beyond the control of the respective Party. The Party affected by force majeure shall provide the other Party with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities), and will use Commercially Reasonable Efforts to overcome the difficulties created thereby and to resume performance of its obligations hereunder as soon as practicable.

12.8	No Trademark Rights. No right, express or implied, is granted by this Agreement to a Party to use in any manner the name or any other trade name or trademark of the other Party in connection with the performance of this Agreement or otherwise.

12.9	Entire Agreement of the Parties; Amendments. This Agreement and the Schedules and Exhibits hereto constitute and contain the entire understanding and agreement of the Parties respecting the subject matter hereof and cancel and supersede any and all prior or contemporaneous negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter (provided, that any and all previous nondisclosure/nonuse obligations are not superseded and remain in full force and effect in addition to the nondisclosure/nonuse provisions hereof). No waiver,

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modification or amendment of any provision of this Agreement shall be valid or effective unless made in a writing referencing this Agreement and signed by a duly authorized officer of each Party.

12.10	Captions. The captions to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.

12.11	Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of New York, excluding application of any conflict of laws principles that would require application of the Law of a jurisdiction outside of New York, and will be subject to the exclusive jurisdiction of the courts of New York, USA.

12.12	Notices and Deliveries. Any notice, request, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, transmitted by email (receipt verified) or by express courier service (signature required) to the Party to which it is directed at its physical or email address shown below or such other physical or email address as such Party shall have last given by notice to the other Party.

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If to Merck, addressed to:

Merck Serono S.A.-Geneva

9, Chemin des Mines

1202 Geneva

Switzerland

Attn: Pascale Gaillard

Email: pascale.gaillard@merckgroup.com

With a copy to:

Merck Serono S.A.-Geneva

9, Chemin des Mines

1202 Geneva

Switzerland

Attn: Legal Department

If to Licensor, addressed to:

Ligand Pharmaceuticals Incorporated

11085 North Torrey Pines Road

La Jolla, CA 92037

USA

Attention: General Counsel

Email: cberkman@ligand.com

12.13	Waiver. A waiver by either Party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any other term or condition hereof. All rights, remedies, undertakings, obligations and agreements contained in or available upon violation of this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either Party.

12.14	Severability. When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement. The Parties shall make a good faith effort to replace the invalid or unenforceable provision with a valid one which in its economic effect is most consistent with the invalid or unenforceable provision.

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12.15	No Implied License. No right or license is granted to Merck hereunder by implication, estoppel, or otherwise to any know-how, patent or other intellectual property right owned or controlled by Licensor or its Affiliates, except by an express license granted hereunder. No right or license is granted to Licensor hereunder by implication, estoppel, or otherwise to any know-how, patent or other intellectual property right owned or controlled by Merck or its Affiliates except by an express license granted hereunder.

12.16	Interpretation. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” All references herein to Articles, Sections, Schedules and Exhibits shall be deemed references to Articles and Sections of, and Schedules and Exhibits to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with IFRS, as in effect from time to time. Unless the context otherwise requires, countries shall include territories.

12.17	Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. A facsimile or a portable document format (PDF) copy of this Agreement, including the signature pages, will be deemed an original.

CONFIDENTIAL

IN WITNESS WHEREOF, the Parties have caused this License Agreement to be executed and delivered by their respective duly authorized officers as of the day and year first above written, each copy of which shall for all purposes be deemed to be an original.

LIGAND PHARMACEUTICALS INCORPORATED	ARES TRADING SA

By:	By:

Name:	Name:

Title:	Title:

By:	By:

Name:	Name:

Title:	Title:

CONFIDENTIAL

Schedule 1

Compounds

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CONFIDENTIAL

Schedule 2

Licensor Know-How

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Schedule 3

Licensor Materials

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Schedule 4

Licensor Patent Rights

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Exhibit A

Merck Cost of Goods

“Merck Cost of Goods” shall mean the following costs of Merck but only to the extent those costs are [***] in the way outlined below:

(1) [***]

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Exhibit B

Royalty Calculation Example

By way of illustration, assume in a [***] that (i) [***]:

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Exhibit C

Third Party Necessary Intellectual Property

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